UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):     January 8, 2007

TAG Entertainment Corp.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:     333-96257

Delaware	13-3851304
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1333 Second Street, Suite 240
Santa Monica, CA 90401
(Address and zip code of principal executive offices)

(310) 260-3350
(Registrant’s telephone number, including area code)

______________________________________________________________
(Former name or former address, if changed since last report.)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry Into a Material Definitive Agreement.

(a)    On January 8, 2007, TAG Entertainment Corp. (‘‘TAG’’) entered into Purchase Agreements dated as of December 14, 2006 with three investors (the ‘‘Investors’’) under which TAG issued $250,000 in aggregate principal amount of Promissory Notes (the ‘‘Notes’’). In addition, an aggregate of 500,000 shares (‘‘Shares’’) of common stock of TAG (the ‘‘Common Stock’’) will be transferred in a private placement to accredited investors under Regulation D of the Securities Act of 1933, as amended (the ‘‘Financing’’). The Shares consist of (i) 300,000 shares of Common Stock to be delivered to the Investors which shares are restricted securities and have not been registered under the Securities Act or any applicable state securities laws, and (ii) 200,000 shares of Common Stock to be delivered to the Investors which shares are freely tradeable and not subject to any restrictions under the Securities Act. The gross proceeds of the Financing were $250,000 and are intended to be used for film production and general working capital. TAG and the Investors also entered into Registration Rights Agreements and Security Agreements with the Investors, each dated as of December 14, 2006. Further, TAG’s subsidiary, TAG Entertainment USA, Inc. (the ‘‘TAG Subsidiary’’), co-signed the Purchase Agreements, the Notes and the Security Agreements. In addition, Mr. Steve Austin, the Chairman, President and Chief Executive Officer of TAG, agreed to guaranty TAG’s obligations pursuant to the foregoing Financing agreements.

The Notes mature on March 14, 2007 and are sooner payable in full by TAG upon the occurrence of an event of default, also as defined in the Notes. In addition, TAG may prepay the Notes, in whole or in part, at any time. The aggregate principal amount of the Notes are $300,000 with a 16-2/3% yield funded as original issuance discount. No additional interest is payable by TAG unless an event of default occurs, in which event interest at the default interest rate of 18% shall accrue on the outstanding principal amount of each Note. Pursuant to the Security Agreements, TAG and TAG Subsidiary granted the Investors a first priority lien on certain of their assets in order to secure their obligations under the Notes.

The Purchase Agreements require the consent of holder of the Notes for certain TAG actions, including incurring additional debt, incurring certain liens and making certain restricted payments. Pursuant to the Registration Rights Agreements, TAG has agreed that, for a period of three years, if TAG files a registration statement with the Securities and Exchange Commission, other than on Forms S-4 and S-8, to include the Shares in such registration statement, and to use its best efforts to have the registration statement declared effective by the Commission.

The issuance of these securities was exempt from registration pursuant to Rule 506 promulgated under Section 4(2) of the Securities Act of 1933, as amended (the ‘‘Securities Act’’) and may not be offered or sold in the United States absent registration or an applicable exemption from such registration requirement. No general solicitation or advertising was made in connection with the offering, and the offering was made solely to to accredited investors with access to all material information regarding TAG.

For more detailed information, reference is made to the form of Note, Purchase Agreement, Registration Rights Agreement, Security Agreement and Guaranty, each of which are filed as exhibits to this Current Report on Form 8-K and incorporated by reference herein. On January 11, 2007, TAG issued a press release announcing the Financing, which press release is also filed as an exhibit to this Current Report on Form 8-K.

(b)    On January 9, 2007, TAG executed definitive agreements with GT Media, Inc. pursuant to which TAG agreed to license certain exploitation rights to its film library to GT Media. The executed agreements include an exclusive first look label agreement with respect to new motion pictures produced and/or acquired by TAG and an exclusive catalog license agreement with respect to certain motion pictures owned by TAG providing an exclusive license to exploit such motion pictures for certain purposes and a nonexclusive license to exploit such motion pictures for other purposes. TAG had previously disclosed in its Form 10-Q for the quarter ended September 30, 2006, filed on December 21, 2006, that on December 13, 2006, it had entered into a deal memo with GT Media, subject to the execution of definitive agreements.

Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The relevant disclosure contained in Item 1.01(a) above is hereby incorporated into this Item 2.03 by reference.

Item 3.02.    Unregistered Sales of Equity Securities.

The relevant disclosure contained in Item 1.01(a) above is hereby incorporated into this Item 3.02 by reference.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2007, TAG received the written resignation of Raymond J. Skiptunis as a director of TAG, effective immediately.

Item 9.01    Financial Statements and Exhibits.

(c)    Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description of Document
4.1	Form of Promissory Note issued by TAG Entertainment Corp. and TAG Entertainment USA, Inc. dated as of December 14, 2006
10.1	Form of Purchase Agreement between TAG Entertainment Corp. and Investors, dated as of December 14, 2006
10.2	Form of Security Agreement among TAG Entertainment Corp., TAG Entertainment USA, Inc. and Investors, dated as of December 14, 2006
10.3	Personal Guaranty by Steve Austin to Investors, dated as of December 14, 2006
10.4	Form of Registration Rights Agreement between TAG Entertainment Corp. and Investors, dated as of December 14, 2006
99.1	Press Release dated January 11, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2007	TAG Entertainment Corp. (Registrant)
	By	/s/ Steve Austin
Steve Austin President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Document
4.1	Form of Promissory Note issued by TAG Entertainment Corp. and TAG Entertainment USA, Inc. dated as of December 14, 2006
10.1	Form of Purchase Agreement between TAG Entertainment Corp. and Investors, dated as of December 14, 2006
10.2	Form of Security Agreement among TAG Entertainment Corp., TAG Entertainment USA, Inc. and Investors, dated as of December 14, 2006
10.3	Personal Guaranty by Steve Austin to Investors , dated as of December 14, 2006
10.4	Form of Registration Rights Agreement between TAG Entertainment Corp. and Investors, dated as of December 14, 2006
99.1	Press Release dated January 11, 2007